Semiannual Report

June 30, 1998

Mid-Cap Equity Growth Fund

Dear Investor

After three years of stellar gains, the stock market began 1998 with a modest sell-off, but recovered quickly and climbed steadily to finish the first half near record territory. Larger-capitalization, blue chip growth companies continued to lead the market, as they have since 1995, with the S&P 500 Stock Index gaining 17.71%.

Performance Comparison

Periods Ended 6/30/98                            6 Months           12 Months
--------------------------------------------------------------------------------

Mid-Cap Equity
Growth Fund                                        17.31%              31.18%

S&P MidCap Index                                    8.64               27.15

Russell Midcap Growth Index                        11.87               24.02

Lipper Mid Cap Fund Index                          12.20               21.95

Small- and mid-cap companies participated in the market's advance, but posted more modest gains. The Mid-Cap Equity Growth Fund performed relatively well during the last 6- and 12-month periods, outperforming its two passive benchmarks as well as a measure of other mid-cap funds, with gains of 17.31% and 31.18%, respectively.


Market Environment

The primary concern entering the year was the extent to which the Asian economic crisis would affect the U.S. economy and stock market. What began in July 1997 as a currency crisis in Thailand quickly enveloped the rest of Asia. Currencies and stock markets plunged, banks were closed, brokerages failed, and real estate prices fell. That was only the first phase of the crisis-the financial collapse. In 1998, we have begun to witness the economic and political consequences, and they are severe, to say the least. Many of the region's economies are collapsing, and depressions seem to be developing in some nations. Major political changes are occurring in others, notably Indonesia and, perhaps, Japan. In a perverse way, Asia's miseries have helped the U.S. stock market in 1998: the economic carnage has scared investment from Asia into the seemingly safer U.S. market; and fears of exacerbating the Asian crisis and pushing an already strong dollar even higher dissuaded the Federal Reserve from raising domestic interest rates to brake a surging domestic economy. The crisis has hurt earnings at many U.S. companies, however. The stock market's surge in the first half of 1998 reflects a continuation of many of the conditions that have contributed to a nearly ideal investment environment over the last several years. Most important, the U.S. inflation rate continues to fall, driven by falling prices for commodities ranging from crude oil to grain. Long-term interest rates resumed their decline, reaching nearly 5.6% in June, down from 7.2% in the spring of 1997. Meanwhile, in Washington, both Republicans and Democrats have converged in the middle of the political spectrum on most economic issues, facilitated by the probability of a federal budget surplus this year for the first time since 1969. The unemployment rate remains very low, consumer confidence is at its highest level in 29 years, and the economy appears robust. Investors continued to pour money into equity mutual funds.

Small- and mid-cap stocks lagged the broad market as investors continued to gravitate toward blue chip companies. The merger boom continued, driven by a perceived need for economies of scale and abetted by high public valuations for many consolidators. Although the new issue market cooled noticeably, there was frenzied speculative activity in many of the Internet stocks. While the Internet has the potential to change the economic paradigm in some industries, valuations have risen indiscriminately to astounding levels for many of these companies, considering that most have very modest revenues and rapidly changing business models.


Mid-Cap Stock Returns

Periods Ended 6/30/98                            6 Months           12 Months
--------------------------------------------------------------------------------

Russell Midcap Index                                9.13%              25.00%

Russell Midcap Growth Index                        11.87               24.02

Russell Midcap Value Index                          7.17               25.75


Portfolio Review

Amid falling interest rates and concerns about businesses with significant foreign exposure, it is not surprising that the financial and consumer stocks were the best performing stock market sectors in 1998's first half. The fund's largest contributor year-to-date was Capital One Financial, a leading credit card issuer whose earnings greatly exceeded investor expectations. Other top contributors included Galileo International, a leading centralized reservation system provider, which benefited from high travel activity and a better appreciation by investors of the company's strong business model; Outdoor Systems, a consolidator in the outdoor advertising sector, which profited from a torrid advertising environment and posted strong earnings gains; and Royal Caribbean Cruises, a large cruise ship operator, which experienced strong demand in addition to reaping the rewards of successfully integrating a significant acquisition made in mid-1997.

The worst detractor for both the 6- and 12-month periods was Smith International, an energy services company that had graced the top contributors table several times over the last two years. As oil prices fell, energy stocks were hit hard, and Smith International was not spared. We still regard the company as well managed and a leader in its niches. Other significant detractors included Gymboree, the children's apparel retailer, which experienced operational woes; and Security Dynamics Technologies, a computer security provider, which is in the midst of a product transition that has lowered earnings expectations.

It is worth noting that the current merger boom has not entirely passed us by. In the last six months, several of our holdings have been acquired or announced they were being acquired, including United States Surgical, Culligan Water Technologies, 360 Communications, Camco International, Weatherford Enterra, La Quinta Inns, and R.P. Scherer. While the premiums we were paid varied, and only two were top contributors, the combined effect was clearly a factor in our recent results.

Your fund remains well diversified across industry sectors. We have made only modest changes in the last six months, as shown in the accompanying table.


Sector Diversification

                                                12/31/97             6/30/98
--------------------------------------------------------------------------------
Financial                                              9%                 11%

Health Care                                           12                  15

Consumer                                              20                  18

Technology                                            11                  11

Business Services                                     29                  31

Energy                                                 5                   4

Industrial                                             7                   5

Basic Materials                                        2                   1

Reserves                                               5                   4


Investment Strategy and Outlook

One of the root causes of the Asian economic crisis was an apparent overinvestment in productive capacity. With the setback in Asian economic activity, worldwide supply exceeds demand in many industries. This is putting downward pressure on product prices around the world. At this point, most Americans have benefited from this phenomenon since it has served to dampen inflation and interest rates at a point in the economic cycle when we would normally expect them to be rising. In light of such good fortune-a strong economy and falling inflation-the stock market has reacted very favorably. However, even as consumers continue to spend freely, pressures emanating from Asia are beginning to assert themselves: a deluge of cheaper Asian imports and a decline in American exports to the region are causing the U.S. trade deficit to balloon, and American manufacturers are beginning to see slowing demand for their products. There is evidence that U.S. economic growth is ebbing, and this could pressure corporate profits in the quarters ahead.

On an absolute basis, the stock market continues to trade in the upper reaches of its historic valuation range, but low interest rates provide some support as long as earnings growth continues. While small- and mid-cap stocks often lead the stock market in the later stages of market and economic cycles, this has not been the case this time. The market's leadership is concentrating in an increasingly narrow group of large, blue chip companies-the New Nifty Fifty, as some have called them. While these companies have grown their earnings nicely in recent years, they now trade at valuations that are well in excess of small- and mid-cap companies, even though many of the latter are expected to grow their earnings significantly faster in the next few years. On a relative basis, small- and mid-cap stocks are trading at historically low levels. We believe the Mid-Cap Equity Growth Fund is well positioned to achieve attractive returns over the long run.

Respectfully submitted,

Brian W.H. Berghuis
President and Chairman of the Investment Advisory Committee

July 17, 1998


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share

6 Months Ended June 30, 1998

TEN BEST CONTRIBUTORS
------------------------------------------------------------

Capital One Financial                             19(cents)

Galileo International                             12

Outdoor Systems                                   12

Affiliated Computer Services                      11

Warnaco Group                                     11

Royal Caribbean Cruises                           10

360 Communications**                              10

Biogen                                             9

Fairfax Financial                                  9

United States Surgical                             7
------------------------------------------------------------

Total                                            110(cents)

TEN WORST CONTRIBUTORS
------------------------------------------------------------

Smith International                              - 8(cents)

Gymboree                                           7

Security Dynamics Technologies                     5

Dura Pharmaceuticals*                              5

Berg Electronics*                                  4

AMRESCO*                                           4

Security Capital Group                             3

Gilead Sciences                                    3

Cendant                                            3

Ikon Office Solutions**                            3
------------------------------------------------------------

Total                                            - 45


12 Months Ended June 30, 1998

TEN BEST CONTRIBUTORS
------------------------------------------------------------

Outdoor Systems                                   20(cents)

Capital One Financial*                            20

Royal Caribbean Cruises                           19

Galileo International*                            13

360 Communications**                              13

Cox Communications                                11

Costco Companies                                  11

Kohl's                                            11

ACE Limited                                       10

Affiliated Computer Services                      10
------------------------------------------------------------

Total                                            138(cents)


TEN WORST CONTRIBUTORS
------------------------------------------------------------

Smith International                              - 6(cents)

OEA**                                              5

Security Dynamics Technologies*                    5

TVX Gold                                           5

Gymboree                                           5

Dura Pharmaceuticals*                              5

Cambior                                            5

Vencor**                                           5

Berg Electronics*                                  4

AMRESCO*                                           3
------------------------------------------------------------

Total                                            - 48

 *  Position added
**  Position eliminated


T. Rowe Price Mid-Cap Equity Growth Fund
June 30, 1998

Twenty-Five Largest Holdings

                                                 Percent of
                                                 Net Assets
                                                    6/30/98
---------------------------------------------------------------

Warnaco Group                                          2.4%

Affiliated Computer Services                           2.0

Galileo International                                  1.9

Capital One Financial                                  1.8

Royal Caribbean Cruises                                1.7

U.S. Foodservice                                       1.7

Outdoor Systems                                        1.7

Biogen                                                 1.7

Circuit City Stores                                    1.5

Premier Parks                                          1.5

Suiza Foods                                            1.4

Western Wireless                                       1.4

AutoZone                                               1.4

Danaher                                                1.4

Interim Services                                       1.3

Camco International                                    1.3

SunGard Data Systems                                   1.3

BE Aerospace                                           1.3

DST Systems                                            1.3

Corporate Express                                      1.3

Costco Companies                                       1.2

Covance                                                1.2

Sterling Commerce                                      1.2

PartnerRe Holdings                                     1.2

BJ's Wholesale Club                                    1.2
---------------------------------------------------------------

Total                                                 37.3%
---------------------------------------------------------------


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Mid-Cap Equity Growth Fund

            Mid-Cap Equity                                     Lipper MidCap
            Growth Fund           S&P Mid Cap Index            Fund Index

7/31/96         10,000                  10,000                    10,000

6/30/97         12,291                  13,228                    12,286

6/30/98         16,124                  16,819                    14,983


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Equity Growth Fund
Periods Ended 6/30/98

                                         Since                      Inception
                  1 Year             Inception                          Date
--------------------------------------------------------------------------------

                  31.18%                28.33%                       7/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Mid-Cap Equity Growth Fund
(Unaudited)


                               For a share outstanding throughout each period
                               ----------------------------------------------

                                   6 Months           Year        7/31/96
                                      Ended          Ended        Through
                                    6/30/98       12/31/97       12/31/96

NET ASSET VALUE
Beginning of period               $   13.69      $   11.59      $   10.00

Investment activities
  Net investment income               (0.02)         (0.01)*         0.02*
  Net realized and
  unrealized gain (loss)               2.39           2.14           1.59

  Total from
  investment activities                2.37           2.13           1.61

Distributions
  Net investment income                --             --            (0.02)
  Net realized gain                    --            (0.03)          --

  Total distributions                  --            (0.03)         (0.02)

NET ASSET VALUE
End of period                     $   16.06      $   13.69      $   11.59
                                  ---------------------------------------

Ratios/Supplemental Data

Total return(C)                       17.31%         18.39%*        16.10%*

Ratio of expenses to
average net assets                     0.85%!         0.85%*         0.85%*!

Ratio of net investment
income to average
net assets                            (0.31)%!       (0.12)%*      0.43%*!

Portfolio turnover rate                24.6%          41.0%        31.3%!

Net assets, end of period         $ 116,692      $  57,974      $  14,367

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.85% voluntary expense limitation in effect through 12/31/97.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Mid-Cap Equity Growth Fund
June 30, 1998 (Unaudited)

                                            Shares/Par                 Value
------------------------------------------------------------------------------
                                                                In thousands

COMMON STOCKS  95.3%

FINANCIAL  11.1%

Insurance  4.4%

ACE Limited                                     29,000            $    1,131

Fairfax Financial (CAD) *                        3,500                 1,365

PartnerRe Holdings                              28,000                 1,428

Protective Life                                 33,000                 1,211

                                                                       5,135

Financial Services  6.7%

AMRESCO *                                       36,000                 1,046

Capital One Financial                           17,000                 2,111

FINOVA Group                                    25,000                 1,416

Franklin Resources                              18,700                 1,010

Heller Financial *                               6,000                   180

INMC Mortgage Holdings                          43,000                   978

Waddell & Reed (Class A)                        46,000                 1,101

                                                                       7,842

Total Financial                                                       12,977


HEALTH CARE  14.8%

Pharmaceuticals  3.6%

ALZA *                                          28,000                 1,211

Dura Pharmaceuticals *                          49,500                 1,109

R.P. Scherer Industries *                        9,500                   842

Teva Pharmaceutical ADR                         29,000                 1,020

                                                                       4,182

Biotechnology  4.6%

Agouron Pharmaceuticals *                       13,500                   410

Biogen *                                        40,500                 1,985

Centocor *                                      31,500                 1,143

Gilead Sciences *                               35,000                 1,122

MedImmune *                                     12,000                   752

                                                                       5,412

Medical Instruments and Devices  1.9%

Sybron International *                          50,500                 1,275

United States Surgical                          21,500                   981

                                                                       2,256

Health Care Services  4.7%

Covance *                                       64,000                 1,440

Omnicare                                        35,000                 1,334

Quorum Health Group *                           49,500                 1,310

Total Renal Care Holdings *                     39,500                 1,363

                                                                       5,447

Total Health Care                                                     17,297


CONSUMER  18.2%

Soft Goods Retailers  1.4%

Gymboree *                                      30,500            $      462

Kohl's *                                        22,500                 1,167

                                                                       1,629

Hard Goods Retailers  8.4%

AutoZone *                                      49,500                 1,581

BJ's Wholesale Club *                           35,000                 1,422

Circuit City Stores                             38,500                 1,804

Costco Companies *                              23,000                 1,451

Fred Meyer *                                    29,500                 1,254

General Nutrition *                             37,000                 1,154

Shopko Stores *                                 34,000                 1,156

                                                                       9,822

Consumer Non-Durables  2.4%

Warnaco Group (Class A)                         65,500                 2,780

                                                                       2,780

Restaurants  1.1%

Outback Steakhouse *                            34,000                 1,325

                                                                       1,325

Food and Beverages  1.4%

Suiza Foods *                                   27,000                 1,612

                                                                       1,612

Entertainment  3.2%

Premier Parks *                                 26,000                 1,732

Royal Caribbean Cruises                         25,500                 2,027

                                                                       3,759

Consumer Services  0.3%

Cendant *                                       13,500                   282

                                                                         282

Total Consumer                                                        21,209


TECHNOLOGY  11.2%

Computer Software  3.8%

BMC Software *                                  20,500                 1,066

The Learning Company *                          12,400                   367

Network Associates *                            23,500                 1,124

Security Dynamics Technologies *                29,500                   532

Synopsys *                                      30,500                 1,396

                                                                       4,485

Semiconductors and Components  5.0%

Analog Devices *                                47,000                 1,155

Berg Electronics *                              51,500                 1,008

Maxim Integrated Products *                     36,000                 1,142

Microchip Technology *                          29,000            $      759

PMC-Sierra *                                    19,000                   889

Xilinx *                                        27,000                   919

                                                                       5,872

Networking and Telecom Equipment  0.5%

Anixter International *                         30,500                   582

                                                                         582

E-Commerce  1.9%

Checkfree Holdings *                            25,200                   742

Sterling Commerce *                             29,500                 1,431

                                                                       2,173

Total Technology                                                      13,112


BUSINESS SERVICES  29.9%

Telecom Services  6.0%

Comcast (Class A Special)                       31,500                 1,279

Cox Communications (Class A) *                  24,500                 1,187

Omnipoint *                                     56,000                 1,286

Paging Network *                                97,000                 1,355

Vanguard Cellular (Class A) *                   13,800                   260

Western Wireless (Class A) *                    80,000                 1,593

                                                                       6,960

Computer Services  7.8%

Acxiom *                                        10,600                   265

Affiliated Computer Services
  (Class A) *                                   59,500                 2,291

DST Systems *                                   27,000                 1,512

Galileo International                           48,500                 2,186

National Data                                   30,500                 1,334

SunGard Data Systems *                          40,500                 1,554
                                                                       9,142

Distribution  5.4%

Corporate Express *                            115,500                 1,462

Henry Schein *                                  29,000                 1,332

MSC (Class A)*                                  41,500                 1,183

Richfood Holdings                               14,400                   298

U.S. Foodservice *                              57,000                 1,998

                                                                       6,273

Media and Advertising  4.5%

ADVO *                                           7,900                   223

Catalina Marketing *                            18,000                   935

Jacor Communications *                          20,000                 1,181

Outdoor Systems *                               71,000            $    1,988

Univision Communications
  (Class A)*                                    24,800                   924

                                                                       5,251

Real Estate Services  1.0%

Security Capital Group
(Class B) *                                     45,000                 1,198

                                                                       1,198

Environmental  0.9%

USA Waste Services *                            21,500                 1,061

                                                                       1,061

Miscellaneous Business Services  4.3%

AccuStaff *                                      3,700                   116

Interim Services *                              49,000                 1,574

NOVA *                                          27,600                   987

Renaissance Worldwide *                         49,500                 1,078

Romac International *                           17,600                   537

Sodexho Marriott *                              24,500                   710

                                                                       5,002

Total Business Services                                               34,887


ENERGY  3.6%

Exploration and Production  0.9%

Ocean Energy *                                  50,500                   988

                                                                         988

Energy Services  2.7%

Camco International                             20,000                 1,557

Cooper Cameron *                                13,500                   689

Smith International *                           27,000                   940

                                                                       3,186

Total Energy                                                           4,174


INDUSTRIAL  4.6%

Defense & Aerospace  1.3%

BE Aerospace *                                  53,000                 1,554

                                                                       1,554

Specialty Chemicals  0.9%

Great Lakes Chemical                            25,000                   986

                                                                         986

Machinery  2.4%

Danaher                                         43,000                 1,577

Teleflex                                        31,500                 1,197

                                                                       2,774

Total Industrial                                                       5,314


BASIC MATERIALS  1.2%

Mining  1.2%

Battle Mountain Gold                           119,500            $      710

Cambior                                         49,500                   291

TVX Gold *                                     121,500                   372

Total Basic Materials                                                  1,373

Miscellaneous Common Stocks  0.7%                                        846

Total Common Stocks (Cost $95,962)                                   111,189


SHORT-TERM INVESTMENTS  4.4%

Money Market Funds  4.4%

Government Reserve Investment Fund
   5.48% #                                   5,123,303                 5,123

Total Short-Term Investments
(Cost $5,123)                                                          5,123

Total Investments in Securities

99.7% of Net Assets (Cost $101,085)                               $  116,312

Other Assets Less Liabilities                                            380

NET ASSETS                                                        $  116,692
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $     (134)

Accumulated net realized gain/loss -
net of distributions                                                   4,520

Net unrealized gain (loss)                                            15,227

Paid-in-capital applicable to
7,264,476 shares of $0.0001
par value capital stock outstanding;
1,000,000,000 shares authorized                                       97,079

NET ASSETS                                                        $  116,692
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    16.06
                                                                  ----------

  #   Seven-day yield
  *   Non-income producing
ADR   American Depository Receipt
CAD   Canadian dollar

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/98

Investment Income

Income
  Dividend                                                         $     118
  Interest                                                               116

  Total income                                                           234

Expenses
  Investment management                                                  259
  Custody and accounting                                                  55
  Registration                                                            12
  Legal and audit                                                          6
  Shareholder servicing                                                    4
  Directors                                                                3
  Prospectus and shareholder reports                                       3
  Miscellaneous                                                            4
  Reimbursed to manager                                                   22

  Total expenses                                                         368

  Net investment income                                                 (134)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                 4,071
Change in net unrealized gain or loss on securities                    9,370

Net realized and unrealized gain (loss)                               13,441

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                  $  13,307
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $       (134)        $        (38)
  Net realized gain (loss)                           4,071                  543
  Change in net unrealized gain or loss              9,370                5,325

  Increase (decrease) in
  net assets from operations                        13,307                5,830

Distributions to shareholders
  Net realized gain                                   --                   (114)

Capital share transactions*
  Shares sold                                       46,292               38,240
  Distributions reinvested                            --                    100
  Shares redeemed                                     (881)                (449)

  Increase (decrease) in
  net assets from capital
  share transactions                                45,411               37,891

Net Assets
Increase (decrease)
during period                                       58,718               43,607
Beginning of period                                 57,974               14,367

End of period                                 $    116,692         $     57,974
                                              ---------------------------------

*Share information
  Shares sold                                        3,090                3,023
  Distributions reinvested                            --                      8
  Shares redeemed                                      (59)                 (37)

  Increase (decrease)
  in shares outstanding                              3,031                2,994

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Mid-Cap Equity Growth Fund
June 30, 1998 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on July 31, 1996.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $63,130,000 and $20,650,000, respectively, for the six months ended June 30, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $101,085,000, and net unrealized gain aggregated $15,227,000, of which $19,193,000 related to appreciated investments and $3,966,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual management fee, of which $52,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and is equal to 0.60% of the fund's average daily net assets.

Under the terms of a previous investment management agreement, the manager was required to bear any expenses through December 31, 1997, which would have cause the fund's ratio of expenses to average net assets to exceed 0.85%. Thereafter, through December 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.85%. Pursuant to this agreement, $22,000 of unaccrued 1996 expenses were repaid during the six months ended June 30, 1998.

Additionally, $94,000 of unaccrued fees and expenses are subject to reimbursement through December 31, 1999.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $35,000 for the six months ended June 30, 1998, of which $7,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $115,000 and are reflected as interest income in the accompanying Statement of Operations.